UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTELLISYNC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the
INTELLISYNC CORPORATION	instructions to obtain your records and to create an electronic
2550 NORTH FIRST STREET	voting instruction form.
SUITE 500
SAN JOSE, CA 95131	ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Intellisync
Corporation in mailing proxy materials, you can consent to
receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call
and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postagepaid envelope we have provided or return it to Intellisync
Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INTSY1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTELLISYNC CORPORATION

Election of Directors

1.	To elect the following directors to serve until the 2006
	annual meeting of stockholders or until their respective		For	Withhold	For All	To withhold authority to vote, mark "For All Except"
	successors are elected and qualified:		All	All	Except	and write the nominee's number on the line below.

	01) Woodson Hobbs	04) Kirsten Berg-Painter
	02) Michael M. Clair	05) Keith Cornell	☐	☐	☐
	03) Richard W. Arnold	06) Terrence Valeski

							For	Against	Abstain
Vote on Proposals
							☐	☐	☐
2.	To approve the proposed amendment and restatement of Intellisync’s 2002 Equity Incentive Plan.

3.	To ratify the Board of Directors’ appointment of PricewaterhouseCoopers LLP to serve as Intellisync’s independent registered public accounting firm for the year ending July 31, 2006.						☐	☐	☐

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership’s name by an authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

INTELLISYNC CORPORATION 2550 NORTH FIRST STREET, SUITE 500, SAN JOSE, CALIFORNIA 95131 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints Woodson Hobbs and David Eichler, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Intellisync Corporation (“Intellisync”) held of record by the undersigned on October 17, 2005, either on his or her own behalf or on behalf of any entity or entities, at the Annual
Meeting of Stockholders of Intellisync to be held December 2, 2005, at 9:00 a.m., Pacific Standard Time, and at any
adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO SPECIFICATION IS MADE THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3, AND IN ACCORDANCE WITH THE JUDGEMENT OF THE
PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL
MEETING.

(Please date and sign on reverse side)